UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5976

Seligman Select Municipal Fund, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:	6/30/07

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

SELIGMAN SELECT MUNICIPAL FUND, INC.
Semi-annual Report June 30, 2007

SEL
LISTED
NYSE®

Seligman Select
Municipal Fund, Inc.

Mid-Year Report
June 30, 2007

Seeks a high level of current income exempt from federal income taxes

J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight—into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products—including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds—defines our past and informs our future. Our ongoing research into the nature of investment risk—begun in the early 1990s—has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Stockholders	1
Performance and Portfolio Overview	2
Portfolio of Investments	4
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Notes to Financial Statements	12
Financial Highlights	17
Proxy Results	19
Board of Directors and Executive Officers	20
Additional Fund Information	21

Your mid-year report for Seligman Select Municipal Fund, Inc. follows this letter. The report contains the Fund’s investment results, portfolio of investments, and financial statements.

For the six months ended June 30, 2007, Seligman Select Municipal Fund delivered a total return of –0.4%, based on net asset value, and 1.0%, based on market price. The Fund’s annual distribution rate, based on the current monthly dividend and market price at June 30, 2007, was 4.6%. This is equivalent to a taxable yield of 6.9%, based on the maximum federal income tax rate of 35% and the Fund’s current estimate of the percentage of the dividends that may be taxable. Preferred Stockholders of the Fund were paid dividends at annual rates ranging from 3.5% to 4.0%.

The Fund’s Annual Meeting of Stockholders was held on June 12, 2007. At the meeting, three directors were elected and the selection of the Fund’s auditors was ratified. For complete details of the vote, please see page 19 of this report.

Thank you for your continued support of Seligman Select Municipal Fund. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris Chairman	Brian T. Zino President

August 20, 2007

Manager	Stockholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell, LLP	Seligman Data Corp. 100 Park Avenue New York, NY 10017 Mail inquiries to: P.O. Box 9759 Providence, RI 02940-9759	(800) 874-1092 (800) 445-1777 (212) 682-7600 (800) 622-4597	Stockholder Services Retirement Plan Services Outside the United States 24-Hour Automated Telephone Access Service

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman Select Municipal Fund’s Common Stock, and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end.

Returns reflect changes in the market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of Fund shares. A portion of the Fund’s income may be subject to applicable federal, state and local taxes, and any amount may be subject to the federal alternative minimum tax. Capital gain distributions are subject to federal, state and local taxes.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Results for Common Stock
Total Returns
For Periods Ended June 30, 2007

			Average Annual
	Three Months*	Six Months*	One Year	Five Years	Ten Years
Market Price	(1.31)%	0.97%	9.18%	4.62%	3.89%
Net Asset Value	(1.01)	(0.43)	4.87	4.95	5.80
Benchmarks**
Lehman Brothers Municipal Bond Index	(0.67)	0.14	4.70	4.61	5.44
Lipper Insured Municipal Debt Funds Average	(0.86)	(0.37)	3.80	3.73	4.45

Price Per Share

	Market Price	Net Asset Value
June 30, 2007	$10.02	$11.23
March 31, 2007	10.26	11.46
December 31, 2006	10.14	11.52
Dividend and Capital Gains per Share and
Yield Information
For Periods Ended June 30, 2007

Dividend Paid†	Unrealized Gain††	SEC 30-Day Yieldø
$0.228	$0.258	4.27%

See footnotes on page 3.

Performance and Portfolio Overview

Holdings By Market Sector#

Revenue Bonds	71%
General Obligation Bonds##	29

Option Adjusted Durationøø  6.3 years

Weighted Average Maturityøøø  16.2 years

Holdings by Credit Quality2#

AAA	91%
AA	1
A	3
BBB	5

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report.
[2]	Credit ratings are primarily those issued by Moody’s Investors Service, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Rating Services (“S&P”) were used. A generic rating designation has been utilized, and therefore, it cannot be inferred solely from the rating category whether ratings reflect those assigned by Moody’s or S&P. Prerefunded and escrowed-to-maturity securities that have been rerated as AAA or its equivalent by either Moody’s or S&P have been included in the AAA category. Holdings and credit ratings are subject to change and are based on current market values of long-term holdings at June 30, 2007.

*	Returns for periods of less than one year are not annualized.
**	The Lehman Brothers Municipal Bond Index (“Lehman Index”) and the Lipper Insured Municipal Debt Funds Average (“Lipper Average”) are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and sales charges. The Lehman Index also excludes the effect of fees. The Lehman Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market and is composed of approximately 60% revenue bonds and 40% state government obligations. The Lipper Average measures the performance of funds that invest primarily in municipal debt issues insured as to timely payment. Investors cannot invest directly in an index or average.

†	For the six months ended June 30, 2007, Preferred Stockholders were paid dividends at annual rates ranging from 3.54% to 4.05%. Earnings on the Fund’s assets in excess of the Preferred dividend requirements constituted income available for dividends to Common Stockholders. As of June 30, 2007, the Fund estimates that 4.3% of the distributions paid to Common Stockholders in 2007 will be in excess of its net investment income (i.e., a return of capital), but under applicable federal law, will be taxable as ordinary income.

††	Represents the per share amount of unrealized appreciation of portfolio securities as of June 30, 2007. Information does not reflect the effect of capital loss carryforwards that are available to offset net realized capital gains.

ø	Current yield, representing the annualized yield for the 30-day period ended June 30, 2007, has been computed in accordance with SEC regulations and will vary.
øø	Bond duration is the average amount of time that it takes to receive the interest and principal of a bond or portfolio of bonds. The duration formula is based on a formula that calculates the weighted average of the cash flows (interest and principal payments) of the bond, discounted to the present time. Option Adjusted Duration is the modified duration of a bond after adjusting for any embedded optionality. The Option Adjusted measure of duration takes into account the fact that yield changes may change the expected cash flows of the bond because of the presence of an embedded option, such as a call or put.

øøø	Excludes variable rate demand notes.
#	Percentages based on current market values of long-term holdings at June 30, 2007.
##	Includes pre-refunded and escrowed-to-maturity securities.

Portfolio of Investments  (unaudited)
June 30, 2007

State #	Face Amount	Municipal Bonds	Ratings†	Value
Alabama — 10.3%	$10,000,000	Jefferson County, AL Sewer Rev. (Capital Improvement Warrants), 5.125% due 2/1/2039ø	Aaa	$10,288,000
	5,000,000	McIntosh Industrial Development Board, AL Environmental Facilities Rev. (CIBA Specialty Chemicals), 5.375% due 6/1/2028	Baa2	5,073,300
Alaska — 5.0%	4,145,000	Alaska Energy Authority Power Rev. (Bradley Lake Hydroelectric Project), 6% due 7/1/2020	Aaa	4,756,512
	2,395,000	Alaska Energy Authority Power Rev. (Bradley Lake Hydroelectric Project), 6% due 7/1/2021	Aaa	2,762,561
California — 10.3%	1,225,000	California State University Rev., 5% due 11/1/2025	Aaa	1,270,741
	4,100,000	Foothill/Eastern Transportation Corridor Agency, CA Toll Road Rev., 5.75% due 1/15/2040	Baa3	4,254,201
	4,000,000	San Diego, CA Public Facilities Financing Authority Sewer Rev. Series 1999-A, 5% due 5/15/2029	Aaa	4,096,200
	5,700,000	San Diego, CA Public Facilities Financing Authority Sewer Rev. Series 1999-B, 5% due 5/15/2029	Aaa	5,811,150
Colorado — 4.0%	5,590,000	Colorado Regional Transportation District Sales Tax Rev., 5% due 11/1/2024ø	Aaa	5,896,779
Florida — 5.1%	2,440,000	Orange County, FL School Board (Certificates of Participation), 5% due 8/1/2025	Aaa	2,506,856
	5,000,000	Reedy Creek, FL Improvement District GOs, 5% due 6/1/2025	Aaa	5,161,500
Illinois — 6.7%	4,700,000	Chicago GOs, 5.50% due 1/1/2040ø	Aaa	4,947,690
	2,800,000	Chicago, IL GOs, 5.50% due 1/1/2040	Aaa	2,927,288
	2,000,000	Illinois Sales Tax Rev. (Build Illinois Bonds), 5% due 6/15/2028*	Aaa	2,062,200
Louisiana — 5.1%	4,470,000	Louisiana Public Facilities Authority Hospital Rev. (Southern Baptist Hospitals, Inc. Project), 8% due 5/15/2012††	AAA‡	4,919,146
	2,500,000	Shreveport, LA GOs, 5% due 5/1/2018	Aaa	2,623,250
Maryland — 2.2%	3,000,000	Maryland State GOs Capital Improvements, 5.25% due 3/1/2027	Aaa	3,282,300
Massachusetts — 13.1%	2,500,000	Commonwealth of Massachusetts GOs, 5% due 3/1/2024ø	Aaa	2,656,850
	4,000,000	Massachusetts Development Finance Agency Rev. (WGBH Educational Foundation), 5.75% due 1/1/2042	Aaa	4,717,600

See footnotes on page 7.

Portfolio of Investments  (unaudited) (continued)
June 30, 2007

State #	Face Amount	Municipal Bonds	Ratings†	Value
Massachusetts (continued)	$860,000	Massachusetts State Health & Educational Facilities Authority Rev. (Partners Healthcare System), 5% due 7/1/2022	Aa2	$891,528
	1,750,000	Massachusetts State Port Authority Rev., 5% due 7/1/2025	Aaa	1,816,605
	6,000,000	Massachusetts State School Building Authority Dedicated Sales Tax Rev., 5% due 8/15/2023	Aaa	6,251,820
	3,000,000	Massachusetts State Water Resources Authority Rev., 5.25% due 8/1/2024	Aaa	3,221,010
Michigan — 3.5%	2,705,000	Detroit, MI Sewage Disposal System Rev., 5% due 7/1/2030	Aaa	2,782,255
	2,295,000	Detroit, MI Sewage Disposal System Rev., 5% due 7/1/2030ø	Aaa	2,437,956
Minnesota — 1.8%	1,170,000	Minnesota Agriculture & Economic Development Board Rev. (The Evangelical Lutheran Good Samaritan Society Project), 6.625% due 8/1/2025ø	A3	1,278,705
	1,330,000	Minnesota Agriculture & Economic Development Board Rev. (The Evangelical Lutheran Good Samaritan Society Project), 6.625% due 8/1/2025	A3	1,426,585
Missouri — 2.0%	1,550,000	Metropolitan St. Louis, MO Sewer District Wastewater System Rev., 5% due 5/1/2024	Aaa	1,604,327
	1,350,000	Missouri State Housing Development Commission Single Family Mortgage Rev. (Homeownership Loan Program), 5.5% due 3/1/2033*	AAA‡	1,356,655
New Jersey — 7.1%	8,000,000	New Jersey Economic Development Authority Water Facilities Rev. (New Jersey American Water Co., Inc.), 5.375% due 5/1/2032*	Aaa	8,199,120
	2,385,000	New Jersey Health Care Facilities Financing Authority Rev. (Atlanticare Regional Medical Center), 5% due 7/1/2024	A2	2,430,148
New York — 16.9%	5,000,000	Long Island, NY Power Authority Electric System General Rev., 5.25% due 12/1/2020	Aaa	5,371,750
	5,000,000	Metropolitan Transportation Authority (Transportation Rev.), 5% due 11/15/2027	Aaa	5,176,150
	8,000,000	New York, NY Municipal Water Finance Authority, Water & Sewer System Rev., 5% due 6/15/2027	Aaa	8,292,080
	6,000,000	New York, NY GOs, 5% due 8/1/2017	Aaa	6,353,100

See footnotes on page 7.

Portfolio of Investments  (unaudited) (continued)
June 30, 2007

State #	Face Amount	Municipal Bonds	Ratings†	Value
New York and New Jersey — 4.5%	$6,500,000	Port Authority of New York and New Jersey Rev. (JFK International Air Terminal LLC Project), 5.75% due 12/1/2022*	Aaa	$6,671,275
Ohio — 2.9%	105,000	Cleveland, OH Waterworks Improvement First Mortgage Rev., 5.75% due 1/1/2021	Aaa	105,958
	3,890,000	Ohio Water Development Authority Rev. (Drinking Water Assistance Fund) Rev., 5.25% due 12/1/2021	Aaa	4,244,534
Pennsylvania — 5.5%	3,000,000	Delaware County, PA Industrial Development Authority Water Facilities Rev. (Philadelphia Suburban Water), 5.35% due 10/1/2031*	Aaa	3,105,600
	3,435,000	Pennsylvania Higher Educational Facilities Authority Rev. (Thomas Jefferson University), 5.25% due 9/1/2019	Aaa	3,727,937
	1,250,000	Pennsylvania State University Rev., 5% due 9/1/2024	Aa2	1,300,075
South Carolina — 8.7%	2,500,000	Columbia, SC Waterworks and Sewer System Rev., 5% due 2/1/2026	Aaa	2,592,525
	5,000,000	South Carolina State Ports Authority Rev., 5.30% due 7/1/2026*	Aaa	5,087,699
	5,000,000	South Carolina State Public Service Authority, 5.25% due 1/1/2021	Aaa	5,346,400
Texas — 15.5%	2,940,000	Austin, TX Electric Utility Rev., 5% due 11/15/2020	Aaa	3,081,120
	5,000,000	Dallas–Fort Worth, TX International Airports Rev., 5.75% due 11/1/2030*	Aaa	5,159,350
	3,000,000	Houston, TX Airport System Rev., 5.625% due 7/1/2030*	Aaa	3,099,840
	4,000,000	Houston, TX Higher Education Finance Corporation Rev. (Rice University Project), 5.375% due 11/15/2029ø	Aaa	4,169,040
	7,500,000	Matagorda County, TX Navigation District No. 1 Pollution Control Rev. (Central Power and Light Co. Project), 6.125% due 5/1/2030*	Aaa	7,586,100
Total Municipal Bonds (Cost $190,748,983) — 130.2%				194,181,371

See footnotes on page 7.

Portfolio of Investments  (unaudited) (continued)
June 30, 2007

State #	Face Amount	Short-Term Holdings	Ratings†	Value
Florida — 1.8%	$2,600,000	Sarasota County, FL Public Hospital Board Rev. (Sarasota Memorial Hospital Project), VRDN, due 7/1/2037	VMIG 1	$2,600,000
Illinois — 4.8%	7,150,000	Illinois Health Facilities Authority Rev. (University of Chicago Hospital), VRDN, due 8/15/2026	VMIG 1	7,150,000
Massachusetts — 0.5%	800,000	Massachusetts Health & Educational Facilities Authority Rev. (Capital Assets Program), VRDN, due 1/1/2035	VMIG 1	800,000
Michigan — 1.4%	2,000,000	Kalamazoo, MI Hospital Finance Authority Rev. (Bronson Methodist Hospital), 5.50% due 5/15/2028ø	Aaa	2,049,380
Pennsylvania — 0.4%	600,000	Philadelphia, PA Authority for Industrial Development Revenue Bonds (Regional Performing Arts Center Project), VRDN, due 6/1/2025	VMIG 1	600,000
South Carolina — 2.3%	3,435,000	Spartanburg County, SC Health Services District, Inc. Hospital Rev., VRDN, due 4/15/2023	A-1+‡	3,435,000
Washington — 6.7%	4,795,000	Chelan County, WA Public Utility District No. 1 (Chelan Hydro Consolidated System Rev.), 6.25% due 7/1/2017*ø	Aaa	4,898,428
	5,000,000	Chelan County, WA Public Utility District No. 1 (Chelan Hydro Consolidated System Rev.), 6.35% due 7/1/2028*ø	Aaa	5,108,400
Total Short-Term Holdings (Cost $26,646,621) — 17.9%				26,641,208
Total Investments (Cost $217,395,604) — 148.1%				220,822,579
Other Assets Less Liabilities — 2.2%				3,267,219
Preferred Shares Subject to Mandatory Redemption — (50.3)%				(75,000,000)
Net Assets — 100.0%				$149,089,798

#	The percentage shown for each state represents the total market value of bonds held of issuers in that state, measured as a percent of net assets, which does not include the net assets attributable to Preferred Stock of the Fund.

ø	Pre-refunded security. Such securities that will be paid off within one year are classified as short-term holdings.
†	Credit ratings are primarily those issued by Moody’s Investor Services, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Ratings Services (“S&P”) were used (indicated by the symbol ‡). Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA by S&P but have not been rerated by Moody’s have been reported as AAA. Ratings have not been audited by Deloitte & Touche LLP.

††	Escrowed-to-maturity security.
*	Interest income earned from this security is subject to the federal alternative minimum tax.
VRDN — Variable rate demand notes.
See Notes to Financial Statements.

Statement of Assets and Liabilities  (unaudited)
June 30, 2007

Assets:
Investments, at value:
Long-term holdings (cost $190,748,983)	$194,181,371
Short-term holdings (cost $26,646,621)	26,641,208
Total investments (cost $217,395,604)	220,822,579
Cash	298,244
Restricted cash	21,500
Interest receivable	3,054,355
Expenses prepaid to stockholder service agent	6,750
Other	48,817
Total Assets	224,252,245

Liabilities:
Management fee payable	101,217
Accrued expenses and other	61,230
Preferred shares subject to mandatory redemption	75,000,000
Total Liabilities	75,162,447
Net Assets	$149,089,798

Composition of Net Assets:
Common Stock, $0.01 par value: Shares authorized — 49,999,250; issued and outstanding — 13,278,198	$132,782
Additional paid-in capital	145,182,145
Undistributed net investment income (Note 6)	819,397
Accumulated net realized loss (Note 6)	(471,501)
Net unrealized appreciation on investments	3,426,975
Net Assets	$149,089,798

Net Asset Value Per Share (Market Value $10.02)	$11.23

See Notes to Financial Statements.

Statement of Operations  (unaudited)
For the Six Months Ended June 30, 2007

Investment Income:
Interest	$5,440,577

Expenses:
Dividends on preferred shares subject to mandatory redemption	1,415,914
Management fees	618,304
Preferred stock remarketing and rating agent fees	110,450
Stockholder account services	94,407
Auditing and legal fees	46,910
Stockholder reports and communications	30,012
Directors’ fees and expenses	12,601
Exchange listing fees	11,875
Stockholders’ meeting	10,825
Custody and related services	5,334
Miscellaneous	18,238
Total Expenses	2,374,870
Net Investment Income	3,065,707

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	216,887
Net change in unrealized appreciation of investments	(4,078,312)
Net Loss on Investments	(3,861,425)
Decrease in Net Assets from Operations	$(795,718)

See Notes to Financial Statements.

Statements of Changes in Net Assets (unaudited)

	Six Months Ended June 30, 2007	Year Ended December 31, 2006
Operations:
Net investment income	$3,065,707	$6,363,560
Net realized gain on investments	216,887	154,271
Net change in unrealized appreciation of investments	(4,078,312)	(533,381)
Increase (Decrease) in Net Assets from Operations	(795,718)	5,984,450

Distributions to Common Stockholders:
Net investment income (per share: $0.228 and $0.483)	(3,026,875)	(6,412,429)

Capital Share Transactions:
Value of shares of Common Stock issued in payment of dividends (12,133 and 30,478 shares)	124,036	303,880
Cost of shares purchased for dividend investment plan (12,300 and 31,100 shares)	(126,556)	(311,020)
Decrease in Net Assets from Capital Share Transactions	(2,520)	(7,140)
Decrease in Net Assets	(3,825,113)	(435,119)

Net Assets:
Beginning of period	152,914,911	153,350,030
End of Period (including undistributed net investment income of $819,397 and $780,565, respectively)	$149,089,798	$152,914,911

See Notes to Financial Statements.

Statement of Cash Flows  (unaudited)
For the Six Months Ended June 30, 2007

Cash Flows from Operating Activities:
Net decrease in Net Assets from Operations	$(795,718)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Cost of long-term investment securities purchased	(8,505,189)
Proceeds from sales of long-term investment securities	10,046,300
Net purchase of short-term investment securities	(1,978,025)
Increase in interest receivable	(17,809)
Increase in other assets	(20,966)
Decrease in management fees payable, accrued expenses and other	(40,535)
Net change in unrealized appreciation of investments	4,078,312
Net realized gain on investments	(216,887)
Net amortization of premiums and discounts on investments	205,850
Net Cash Provided by Operating Activities	2,755,333

Cash Flows from Financing Activities:
Dividends paid to Common Stockholders	(2,902,839)
Payment for shares of Common Stock purchased	(126,556)
Net Cash Used in Financing Activities	(3,029,395)
Net decrease in cash	(274,062)
Cash balance at beginning of period	572,306
Cash Balance at End of Period	$298,244

Supplemental Disclosure of Cash Flow Information:
Non-cash financing activities not included above consists of shares issued in payment of dividend distributions of $124,036.

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.	Significant Accounting Policies — The financial statements of Seligman Select Municipal Fund, Inc. (the “Fund”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued by independent pricing services based on bid prices, which consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility in the US markets. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Fund’s Manager believes it approximates fair value.

b.	Taxes — The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

On January 1, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 requires the Fund to recognize in its financial statements the impact of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the six months ended June 30, 2007.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes all discounts and premiums paid on purchases of portfolio securities for financial reporting purposes.

Variable rate demand notes purchased by the Fund may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At June 30, 2007, the interest rates earned on these notes ranged from 3.73% to 3.9%.

d.	Distributions to Shareholders — Dividends and other distributions paid by the Fund are recorded on the ex-dividend date.

e.	Fair Value of Preferred Shares Subject to Mandatory Redemption — The carrying amount reported for preferred shares subject to mandatory redemption is the redemption value at June 30, 2007. The dividend rate is reset periodically to permit the shares to be remarketed at their redemption values; therefore, the carrying amount approximates fair value.

Notes to Financial Statements (unaudited)

f.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

2.	Dividend Investment Plan — Under the Fund’s Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two asset maintenance tests after giving effect to such distributions. The Fund has satisfied these tests.

The Fund, in connection with its Dividend Investment Plan (the “Plan”), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the six months ended June 30, 2007, 12,300 shares were purchased in the open market at a cost of $126,556, which represented a weighted average discount of 10.24% from the net asset value of those acquired shares. Shares of Common Stock repurchased to satisfy Plan requirements or in the open market are retired and no longer outstanding. A total of 12,133 shares were issued to Plan participants during the period for proceeds of $124,036, a weighted average discount of 10.37% from the net asset value of those shares.

The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the six months ended June 30, 2007.

3.	Capitalization — The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $0.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 750 shares of unissued Common Stock as Preferred Stock. The Preferred Stock consists of 375 shares of Series A Stock and 375 shares of Series B Stock (authorized, issued and outstanding) with a par value of $0.01 per share for each series. The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $100,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $100,000 per share plus any accumulated but unpaid dividends in April 2020 (Series A) and April 2022 (Series B) or if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. The liquidation preference of the Preferred Stock is $100,000 per share plus accumulated and unpaid dividends. At June 30, 2007, the liquidation preferences and asset coverage per share of Series A and Series B stock was $100,000 and $298,786, respectively, for each series.

Dividends on each series of Preferred Stock are cumulative at a rate reset every 28 days based on the lowest rate which would permit the shares to be remarketed at $100,000 per share.

In accordance with the provisions of Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity,” the Fund classifies its Preferred Stock as a liability of the Fund in the Statement of Assets and Liabilities. In addition, dividends paid to Preferred Stockholders are classified as an expense in the Statement of Operations and as a component of net investment income in the Statements of Changes in Net Assets and in the Financial Highlights. The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund’s directors.

4.	Management Fee, Administrative Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager’s fee, calculated daily and payable monthly, is equal to 0.55% per annum of the Fund’s average daily net assets, which include the value attributable to the Fund’s preferred stock.

Notes to Financial Statements (unaudited)

For the six months ended June 30, 2007, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $94,407 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2019, respectively. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of June 30, 2007, the Fund’s potential obligation under the Guaranties is $91,700. As of June 30, 2007, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s stockholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/losses accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at June 30, 2007, of $1,754 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2007, amounted to $8,505,189 and $10,046,300, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended June 30, 2007, and will vary from the final tax information as of the Fund’s year-end.

At June 30, 2007, the cost of investments for federal income tax purposes was $216,518,187. The tax basis cost was less than the cost for financial reporting purposes due to the amortization of market discount for financial reporting purposes of $877,417.

Notes to Financial Statements (unaudited)

At June 30, 2007, the tax basis components of accumulated earnings were as follows:

Gross unrealized appreciation of portfolio securities	$5,516,726
Gross unrealized depreciation of portfolio securities	(1,212,334)
Net unrealized appreciation	4,304,392
Capital loss carryforward	(688,388)
Current period realized gains	244,912
Total accumulated earnings	$3,860,916

At December 31, 2006, the Fund had a capital loss carryforward for federal income tax purposes of $688,388, all of which expires in 2011 and is available for offset against future taxable net capital gains. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforward.

The tax characterization of distributions paid to Stockholders was as follows:

	Six Months Ended June 30, 2007	Year Ended December 31, 2006
Tax-exempt income	$4,356,742	$8,679,693
Ordinary income	86,047	392,532
Total	$4,442,789	$9,072,225

7.	Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. The Manager’s review of frequent trading appropriately did not include Seligman Select Municipal Fund because it is a closed-end investment company. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (the “Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, in May 2004, the Manager made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman Select Municipal Fund).

Beginning in February 2004, the Manager was in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was

Notes to Financial Statements (unaudited)

considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, the Distributor, and Seligman Data Corp. (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

8.	Recently Issued Accounting Pronouncement — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

Financial Highlights (unaudited)

The Fund’s financial highlights are presented below. Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding during the period.

Total investment return measures the Fund’s performance assuming that investors purchased Fund shares at market value or net asset value as of the beginning of the period, reinvested dividends and capital gains paid, as provided for in the Fund’s dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares and taxes investors may incur on distributions or on the sale of Fund shares. Total investment return for periods of less than one year is not annualized.

	Six Months Ended June 30, 2007	Year Ended December 31,
		2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$11.52	$11.55	$11.80	$12.13	$12.16	$11.56
Income from Investment Operations:
Net investment income	0.23	0.48	0.55	0.66	0.70 *	0.81
Net realized and unrealized gain (loss) on investments	(0.29)	(0.03)	(0.19)	(0.30)	(0.04)	0.52
Dividends paid from net investment income to Preferred Stockholders	—	—	—	—	—*	(0.08)
Total from Investment Operations	(0.06)	0.45	0.36	0.36	0.66	1.25
Less Distributions to Common Stockholders:
Dividends paid from net investment income	(0.23)	(0.48)	(0.61)	(0.69)	(0.69)	(0.64)
Distributions from net realized gain	—	—	—	—	—	(0.01)
Total Distributions to Common Stockholders	(0.23)	(0.48)	(0.61)	(0.69)	(0.69)	(0.65)
Net Asset Value, End of Period	$11.23	$11.52	$11.55	$11.80	$12.13	$12.16
Market Value, End of Period	$10.02	$10.14	$9.99	$10.35	$11.07	$10.76

See footnotes on page 18.

Financial Highlights (unaudited) (continued)

	Six Months Ended June 30, 2007	Year Ended December 31,
		2006	2005	2004	2003		2002
Total Investment Return:
Based on market value	0.97%	6.58%	2.40%	(0.27)%	9.58%		10.85%
Based on net asset value	(0.43)%	4.73%	3.84%	3.77%	6.25%		11.84%

Ratios/Supplemental Data:
Ratio of expenses to average net assets	3.16%†	3.06%	2.46%	1.91%	1.77	%*	1.28%
Ratio of net investment income to average net assets	4.08%†	4.19%	4.70%	5.52%	5.75	%*	6.82%
Portfolio turnover rate	4.09%	0.44%	28.79%	3.51%	—		1.90%
Net Assets, End of Period (000s omitted)	$149,090	$152,915	$153,350	$156,662	$160,985		$161,473

*	As required, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity.” Effective for the year ended December 31, 2003, the Fund reclassified the dividends paid to preferred stockholders as an expense. The effect of this change for the year ended December 31, 2003, was to decrease net investment income per share by $0.06, decrease dividends paid from net investment income to preferred stockholders per share by $0.06, increase the ratio of expenses to average net assets from 1.28% to 1.77%, and decrease the ratio of net investment income to average net assets from 6.24% to 5.75%. The per share amounts and ratios for periods prior to December 31, 2003 were not restated, and accordingly, the ratios do not reflect the effect of dividends paid to preferred stockholders.

†	Annualized.
See Notes to Financial Statements.

Proxy Results

Stockholders of Seligman Select Municipal Fund voted on the following proposals at the Annual Meeting of Stockholders held on June 12, 2007. The description of each proposal and number of shares voted are as follows:

Proposal 1
To elect three Directors to hold office until the 2010 Annual Meeting of Stockholders.

	In Favor of Election	Withhold Authority to Vote
John F. Maher	11,486,627	556,922
Frank A. McPherson	11,467,611	575,938
Leroy C. Richie	11,467,537	576,012

Proposal 2
To consider a proposal to ratify the selection of Deloitte & Touche LLP as auditors of the Corporation.

For Ratification	Against Ratification	Abstain
11,828,198	105,011	110,341

Board of Directors

Maureen Fonseca 3

- Head of School, The Master School
- Trustee, Newark Academy, New York State Association of Independent Schools, and Greens Farms Academy
- Commissioner, Middle States Association

John R. Galvin 1, 3

- Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University
- Chairman Emeritus, American Council on Germany

John F. Maher 1, 3

- Retired President and Chief Executive Officer of Great Western Financial Corporation and its principal subsidiary, Great Western Bank

Frank A. McPherson 2, 3

- Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation
- Director, DCP Midstream GP, LLP, Integris Health, Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art

Betsy S. Michel 2, 3

- Attorney
- Trustee, The Geraldine R. Dodge Foundation

William C. Morris

- Chairman and Director, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc.
- Director, Seligman Data Corp.
- President and Chief Executive Officer, The Metropolitan Opera Association

Leroy C. Richie 1, 3

- Counsel, Lewis & Munday, P.C.
- Director, Vibration Control Technologies, LLC
- Lead Outside Director, Digital Ally Inc. and Infinity, Inc.
- Director and Chairman, Highland Park Michigan Economic Development Corp.
- Chairman, Detroit Public Schools Foundation

Robert L. Shafer 2, 3

- Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations

James N. Whitson 1, 3

- Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.
- Director, CommScope, Inc.

Brian T. Zino

- Director and President, J. & W. Seligman & Co. Incorporated
- Director, Seligman Advisors, Inc. and Seligman Services, Inc.
- Chairman, Seligman Data Corp.

Member: 1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Executive Officers

William C. Morris
Chairman

Brian T. Zino
President and Chief Executive Officer

Thomas G. Moles
Executive Vice President

Eileen A. Comerford
Vice President

Eleanor T.M. Hoagland
Vice President and Chief Compliance Officer

Audrey T. Kuchtyak
Vice President

Thomas G. Rose
Vice President

Lawrence P. Vogel
Vice President and Treasurer

Frank J. Nasta
Secretary

20

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report.

Go paperless —
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Seligman Select Municipal Fund, Inc.

Managed by

J. & W. SELIGMAN & CO.
INCORPORATED
Investment Managers and Advisors
ESTABLISHED 1864
www.seligman.com

CESEL3B 6/07

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs (1)	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (1)
1 1-01-07 to 1-31-07	2,200	$10.21	2,200	N/A
2-01-07 to 2-28-07	2,200	$10.24	2,200	N/A
3-01-07 to 3-31-07	2,000	$10.41	2,000	N/A
4-01-07 to 4-30-07	2,000	$10.33	2,000	N/A
5-01-07 to 5-31-07	2,000	$10.36	2,000	N/A
6-01-07 to 6-30-07	1,900	$10.20	1,900	N/A

(1)	As announced on November 22, 1991, the Registrant may purchase its shares in the open market equal to the number of shares purchased by participants in the Registrant’s dividend investment plan.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN SELECT MUNICIPAL FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	August 29, 2007

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	August 29, 2007

SELIGMAN SELECT MUNICIPAL FUND, INC.

EXHIBIT INDEX

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.